UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06670

CREDIT SUISSE INSTITUTIONAL FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse Institutional Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 to April 30, 2007

Item 1. Reports to Stockholders.

CREDIT SUISSE
INSTITUTIONAL FUND

Semiannual Report

April 30, 2007
(unaudited)

CREDIT SUISSE INSTITUTIONAL FUND, INC.

■  INTERNATIONAL FOCUS PORTFOLIO

The Portfolio's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, is provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. Credit Suisse Institutional Fund is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letters and Portfolio holdings described in this document are as of April 30, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report

April 30, 2007 (unaudited)

May 18, 2007

Dear Shareholder:

For the six-month period ended April 30, 2007, Credit Suisse Institutional Fund, Inc. — International Focus Portfolio1 had a gain of 12.60% versus an increase of 15.46% for the Morgan Stanley Capital International EAFE Index (net dividends).2

Market Review: A volatile, but strong market

International equity markets were strong over the six months ended April 30, 2007, with positive returns achieved across most markets. There was a sell-off in the markets toward the end of February, but markets quickly regained their lost ground and traded to new highs toward the end of April.

The strong market performance was heavily supported by the buoyant monetary conditions existing globally — with credit being available in abundance. Additionally, merger and acquisition and private equity activity have supported the market.

During the period, there was substantial volatility in oil prices and other commodities, particularly copper.

In the United States, the market for sub-prime mortgages came under substantial pressure, resulting in a number of bankruptcies of sub-prime mortgage lenders. At the time of writing, these difficulties seem restricted to the United States; we have not seen a spillover into other markets.

Strategic Review and Outlook: Anticipating continuing attractive valuations

For the semiannual period ended April 30, 2007, the Portfolio returned 12.60% as compared to 15.46% for the benchmark. Contributing to performance was an overweight to the food, beverage and tobacco industry where positive performance was driven by merger and acquisition activity. Detracting from performance were overweights in banks and pharmaceuticals, which were, respectively, influenced by the U.S. economic slowdown and credit issues, and upcoming drug patent expirations. Additionally, an underweight in capital goods, which performed better than expected, hurt performance.

We saw substantial merger and acquisition activity during the last six months, some of which directly benefited the portfolio: the Dutch bank ABN Amro (2.7% of the portfolio as of April 30, 2007) was bid for by Barclays PLC (1.3% of the Portfolio as of April 30, 2007). And, a consortium of banks including Royal Bank of Scotland (1.7% of the Portfolio as of April 30, 2007) launched a counter-bid, driving the share price higher.

During the period, we looked to increase the number of individual stock ideas in the portfolio. Consequently, we purchased a new position in Aker Kvaerner (0.8% of the Portfolio as of April 30, 2007), taking advantage of weakness in the

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

stock price. This company is a strong player in the global oilfield services market, with particular expertise in harsh, arctic environments. We believe the company will benefit from the trend of oil exploration and development taking place in increasingly difficult-to-reach locations around the world.

Continuing on the energy theme, we purchased a position in Prosafe (1% of the Portfolio as of April 30, 2007). The company manufacturers FPSOs (Floating Production Storage & Offloading vessels), which are used in oil production in offshore locations. The company trades at a discount to its competitors, and we believe it is a likely acquisition target.

We maintained our positions in mining through the early 2007 weakness, and used the rebound in these stocks to sell our position in Vedanta toward the end of April. At the same time, we increased our position in BHP Billiton (2.4% of the Portfolio as of April 30, 2007).

In our opinion, the international equity market remains attractively valued, particularly in comparison to other asset classes. The global economic outlook remains favorable, with growth remaining very strong in Asia, and improving in continental Europe. Though growth in the United States has slowed substantially, we do not think the economy will move into recession.

We believe the outlook for equities is strong, supported by relatively attractive valuations in addition to substantial merger and acquisition and private equity activity. This view is predicated on economic conditions remaining strong globally. However, if we see a slowdown in Asian growth, or if the U.S. economy does move into recession, we believe the outlook for equities will weaken.

The Credit Suisse International Equity Team

Neil Gregson

Tom Mann

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Portfolio's fifteen largest holdings may account for 40% or more of the Portfolio's assets. As a result of this strategy, the Portfolio may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Average Annual Returns as of March 31, 20071

1 Year	5 Years	10 Years	Since Inception	Inception Date
13.68%	11.83%	6.01%	8.74%	09/01/92

Average Annual Returns as of April 30, 20071

1 Year	5 Years	10 Years	Since Inception	Inception Date
13.77%	13.01%	6.34%	9.07%	09/01/92

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2007

Actual Portfolio Return
Beginning Account Value 11/1/06	$1,000.00
Ending Account Value 4/30/07	$1,126.00
Expenses Paid per $1,000*	$5.01
Hypothetical 5% Portfolio Return
Beginning Account Value 11/1/06	$1,000.00
Ending Account Value 4/30/07	$1,020.08
Expenses Paid per $1,000*	$4.76
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS (96.7%)
Belgium (1.1%)
Metals & Mining (1.1%)
Umicore	1,674	$337,159
TOTAL BELGIUM		337,159
Brazil (0.9%)
Oil & Gas (0.9%)
Petroleo Brasileiro SA - Petrobras ADR§	3,163	282,203
TOTAL BRAZIL		282,203
Denmark (1.2%)
Pharmaceuticals (1.2%)
Novo Nordisk AS Series B*	3,942	386,634
TOTAL DENMARK		386,634
France (13.1%)
Banks (3.9%)
BNP Paribas§	4,241	492,037
Societe Generale§	3,518	745,604
		1,237,641
Beverages (1.3%)
Pernod Ricard SA§	1,898	404,183
Insurance (2.5%)
Axa§	17,655	810,665
Media (1.7%)
Lagardere S.C.A.§	6,723	528,436
Oil & Gas (1.4%)
Total SA§	5,969	440,056
Pharmaceuticals (1.1%)
Sanofi-Aventis§	3,702	338,895
Textiles & Apparel (1.2%)
LVMH Moet Hennessy Louis Vuitton SA	3,285	382,931
TOTAL FRANCE		4,142,807
Germany (8.8%)
Auto Components (2.0%)
Continental AG	4,507	627,403
Banks (1.6%)
Deutsche Bank AG	3,407	522,642
Electric Utilities (2.0%)
E.ON AG§	4,221	631,427
Multi-Utilities (1.9%)
RWE AG	5,619	592,303
Software (1.3%)
SAP AG§	8,319	400,354
TOTAL GERMANY		2,774,129

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Greece (2.0%)
Diversified Telecommunication Services (2.0%)
Hellenic Telecommunications Organization SA (OTE)*	21,739	$624,901
TOTAL GREECE		624,901
India (2.2%)
Diversified Telecommunication Services (2.2%)
Bharti Airtel, Ltd.*	35,154	689,926
TOTAL INDIA		689,926
Israel (1.5%)
Pharmaceuticals (1.5%)
Teva Pharmaceutical Industries, Ltd. ADR	12,247	469,183
TOTAL ISRAEL		469,183
Italy (4.2%)
Banks (3.0%)
Intesa Sanpaolo*§	89,856	752,963
UniCredito Italiano SpA§	19,386	199,193
		952,156
Oil & Gas (1.2%)
Eni SpA	11,462	380,151
TOTAL ITALY		1,332,307
Japan (15.6%)
Automobiles (1.3%)
Toyota Motor Corp.§	6,717	407,915
Banks (2.6%)
Mitsubishi UFJ Financial Group, Inc.	28	291,210
Mizuho Financial Group, Inc.	88	529,471
		820,681
Chemicals (2.9%)
Kuraray Company, Ltd.§	33,588	373,185
Shin-Etsu Chemical Company, Ltd.	8,695	561,108
		934,293
Diversified Financials (1.7%)
Daiwa Securities Group, Inc.	48,368	538,632
Electronic Equipment & Instruments (1.6%)
Omron Corp.	18,387	492,507
Household Products (1.5%)
Uni-Charm Corp.	8,295	488,485
Machinery (2.1%)
Komatsu, Ltd.	27,495	650,523
Specialty Retail (1.9%)
Yamada Denki Company, Ltd.	6,529	603,173
TOTAL JAPAN		4,936,209

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Luxembourg (1.1%)
Energy Equipment & Services (1.1%)
Acergy SA*§	16,179	$346,168
TOTAL LUXEMBOURG		346,168
Mexico (2.0%)
Wireless Telecommunication Services (2.0%)
America Movil SA de CV ADR Series L	11,941	627,261
TOTAL MEXICO		627,261
Netherlands (6.6%)
Banks (2.7%)
ABN AMRO Holding NV§	17,739	860,740
Food Products (1.2%)
Royal Numico NV§	6,747	371,828
Household Durables (1.5%)
Koninklijke (Royal) Philips Electronics NV	11,901	488,765
Oil & Gas (1.2%)
Royal Dutch Shell PLC Class A	10,716	372,246
TOTAL NETHERLANDS		2,093,579
Norway (3.4%)
Banks (1.6%)
DNB NOR ASA§	35,315	504,039
Construction & Engineering (0.8%)
Aker Kvaerner ASA	10,315	241,808
Oil & Gas (1.0%)
Prosafe ASA	20,629	317,059
TOTAL NORWAY		1,062,906
Singapore (1.9%)
Banks (1.9%)
United Overseas Bank, Ltd.	42,426	592,916
TOTAL SINGAPORE		592,916
South Korea (2.2%)
Machinery (2.2%)
Samsung Heavy Industries Company, Ltd.	21,333	697,598
TOTAL SOUTH KOREA		697,598
Spain (1.0%)
Tobacco (1.0%)
Altadis SA§	4,861	317,404
TOTAL SPAIN		317,404
Sweden (1.4%)
Communications Equipment (1.4%)
Telefonaktiebolaget LM Ericsson§	118,583	452,558
TOTAL SWEDEN		452,558

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Switzerland (4.9%)
Banks (2.0%)
UBS AG§	9,540	$620,534
Food Products (1.2%)
Nestle SA	907	359,365
Pharmaceuticals (1.7%)
Novartis AG	9,417	547,563
TOTAL SWITZERLAND		1,527,462
Taiwan (1.1%)
Diversified Telecommunication Services (1.1%)
Chunghwa Telecom Company, Ltd. ADR	18,042	359,036
TOTAL TAIWAN		359,036
United Kingdom (20.5%)
Aerospace & Defense (1.7%)
BAE Systems PLC	59,505	539,454
Banks (5.1%)
Barclays PLC	29,343	423,652
HSBC Holdings PLC§	35,176	645,469
Royal Bank of Scotland Group PLC	13,732	525,825
		1,594,946
Beverages (1.6%)
SABMiller PLC	21,451	507,105
Commercial Services & Supplies (0.6%)
Hays PLC	54,074	182,707
Food & Drug Retailing (1.5%)
Tesco PLC	53,186	489,125
Metals & Mining (2.4%)
BHP Billiton PLC	34,572	772,551
Oil & Gas (1.7%)
BP PLC	47,459	532,468
Pharmaceuticals (3.0%)
AstraZeneca PLC	5,848	318,077
GlaxoSmithKline PLC	21,780	628,258
		946,335
Tobacco (1.6%)
Imperial Tobacco Group PLC	11,498	501,207
Wireless Telecommunication Services (1.3%)
Vodafone Group PLC	139,017	395,530
TOTAL UNITED KINGDOM		6,461,428
TOTAL COMMON STOCKS (Cost $21,014,448)		30,513,774

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
SHORT-TERM INVESTMENTS (27.0%)
State Street Navigator Prime Portfolio§§	7,690,135	$7,690,135
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 5/01/07	$847	847,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,537,135)		8,537,135
TOTAL INVESTMENTS AT VALUE (123.7%) (Cost $29,551,583)		39,050,909
LIABILITIES IN EXCESS OF OTHER ASSETS (-23.7%)		(7,483,034)
NET ASSETS (100.0%)		$31,567,875

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $7,690,135 (Cost $29,551,583) (Note 2)	$39,050,909[1]
Cash	22
Foreign currency at value (cost $118,997) (Note 2)	118,079
Dividend and interest receivable	123,472
Prepaid expenses and other assets	13,747
Total Assets	39,306,229
Liabilities
Advisory fee payable (Note 3)	13,066
Administrative services fee payable (Note 3)	2,813
Directors' fee payable	1,877
Payable upon return of securities loaned (Note 2)	7,690,135
Deferred foreign tax liability (Note 2)	1,829
Other accrued expenses payable	28,634
Total Liabilities	7,738,354
Net Assets
Capital stock, $0.001 par value (Note 6)	2,093
Paid-in capital (Note 6)	164,319,217
Undistributed net investment income	231,715
Accumulated net realized loss on investments and foreign currency transactions	(142,481,930)
Net unrealized appreciation from investments and foreign currency translations	9,496,780
Net Assets	$31,567,875
Shares outstanding	2,093,075
Net asset value, offering price, and redemption price per share	$15.08

1  Including $7,320,334 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Statement of Operations

For the Six Months Ended April 30, 2007 (unaudited)

Investment Income (Note 2)
Dividends	$361,233
Interest	39,937
Securities lending	6,874
Foreign taxes withheld	(32,975)
Total investment income	375,069
Expenses
Investment advisory fees (Note 3)	120,708
Administrative services fees (Note 3)	11,395
Legal fees	11,392
Audit and tax fees	11,271
Custodian fees	9,482
Directors' fees	5,641
Printing fees (Note 3)	5,591
Registration fees	5,081
Insurance expense	1,367
Transfer agent fees	780
Commitment fees (Note 4)	389
Miscellaneous expense	7,543
Total expenses	190,640
Less: fees waived (Note 3)	(47,300)
Net expenses	143,340
Net investment income	231,729
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	2,396,892
Net realized loss from foreign currency transactions	(7,414)
Net change in unrealized appreciation (depreciation) from investments	990,152
Net change in unrealized appreciation (depreciation) from foreign currency translations	13,103
Net realized and unrealized gain from investments and foreign currency related items	3,392,733
Net increase in net assets resulting from operations	$3,624,462

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2007 (unaudited)	For the Year Ended October 31, 2006
From Operations
Net investment income	$231,729	$470,013
Net realized gain on investment and foreign currency transactions	2,389,478	3,537,314
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	1,003,255	2,229,296
Net increase in net assets resulting from operations	3,624,462	6,236,623
From Dividends
Dividends from net investment income	(435,704)	(664,128)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	114,569	1,155,205
Reinvestment of dividends	356,087	561,640
Net asset value of shares redeemed	(2,297,856)	(5,743,628)
Net decrease in net assets from capital share transactions	(1,827,200)	(4,026,783)
Net increase in net assets	1,361,558	1,545,712
Net Assets
Beginning of period	30,206,317	28,660,605
End of period	$31,567,875	$30,206,317
Undistributed net investment income	$231,715	$435,690

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2007	For the Year Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of period	$13.58	$11.32	$9.73	$8.92	$7.19	$8.13
INVESTMENT OPERATIONS
Net investment income	0.11[1]	0.19[1]	0.16[1]	0.13[1]	0.09[1]	0.07[1]
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	1.59	2.33	1.75	0.97	1.69	(1.01)
Total from investment operations	1.70	2.52	1.91	1.10	1.78	(0.94)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.20)	(0.26)	(0.32)	(0.05)	(0.05)	—
Distributions from net realized gains	—	—	—	(0.24)	—	—
Total dividends and distributions	(0.20)	(0.26)	(0.32)	(0.29)	(0.05)	—
Net asset value, end of period	$15.08	$13.58	$11.32	$9.73	$8.92	$7.19
Total return[2]	12.60%	22.55%	19.95%	12.50%	24.90%	(11.56)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$31,568	$30,206	$28,661	$55,190	$161,971	$44,565
Ratio of expenses to average net assets	0.95%[3]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.54%[3]	1.55%	1.55%	1.38%	1.17%	0.87%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.31%[3]	0.46%	0.38%	0.22%	0.22%	0.39%
Portfolio turnover rate	19%	48%	55%	98%	151%	161%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Notes to Financial Statements

April 30, 2007 (unaudited)

Note 1. Organization

The Credit Suisse Institutional Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers two managed investment funds, one of which, the International Focus Portfolio (the "Portfolio"), is contained in this report. The Portfolio is classified as diversified and has long-term capital appreciation as its investment objective. The Fund was incorporated under the laws of the State of Maryland on May 14, 1992.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios, advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2007, the Portfolio had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2007, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $169,047 of which $160,186 was rebated to borrowers (brokers). The Portfolio retained $6,874 in income from the cash collateral investment and SSB, as lending agent, was paid $1,987. The Portfolio may also be entitled to certain minimum amounts of income from their securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

(fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

The Portfolio may invest up to 10% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.80% of the Portfolio's average daily net assets. For the six months ended April 30, 2007, investment advisory fees earned and voluntarily waived were $120,708 and $47,300, respectively. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisors"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets. For the six months ended April 30, 2007, co-administrative services fees earned by CSAMSI were $2,494. Effective December 1, 2006, CSAMSI is no longer charging a fee.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $8,901.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the six months ended April 30, 2007, Merrill was paid $12,130 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal funds rate plus 0.50%. At April 30, 2007 and during the six months ended April 30, 2007, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) were $5,584,340 and 7,559,123, respectively.

As of April 30, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $29,551,583, $9,891,037, $(391,711) and $9,499,326, respectively.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 6. Capital Share Transactions

The Fund is authorized to issue up to sixteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of two series have been classified, one of which constitutes the interest in the Portfolio. Transactions in capital shares of the Portfolio were as follows:

	For the Six Months Ended April 30, 2007 (unaudited)	For the Year Ended October 31, 2006
Shares sold	8,131	94,928
Shares issued in reinvestment of dividends	25,399	46,881
Shares redeemed	(164,208)	(449,545)
Net decrease	(130,678)	(307,736)

Effective March 1, 2007, the Portfolio imposes a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Portfolio and becomes part of the Portfolio's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

On April 30, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
2	88%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 8. Recent Accounting Pronouncements

confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements"("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Directors, including the Independent Directors, at a meeting held on November 14-15, 2006, considered the following factors with respect to the International Focus Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.80% for the Portfolio ("Contractual Advisory Fee"), in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 0.34% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time. The Board noted that the compensation paid to Credit Suisse U.K. and Credit Suisse Australia (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of Credit Suisse's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications,

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. and Credit Suisse Australia expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationships with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•   The Contractual Advisory Fee was lower than the median of the Expense Group and the Net Advisory Fee was the lowest in the Expense Group. The Board considered the fee to be reasonable.

•  The Portfolio's performance was below most of its peers in the Performance Group and Performance Universe for most periods. The Board had previously identified the need to address the Portfolio's performance. The Board would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of June 5, 2007.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Funds' website, www.credit-suisse.com/us

•   On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INSTFUND-SAR-0407

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE INSTITUTIONAL FUND, INC.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	July 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	July 5, 2007

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 5, 2007